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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Caraustar Industries, Inc.'s previously filed Registration Statements on Form S-8 (File No. 33-77682, File No.
33-75838, File No. 35-53808, File No. 33-53726, and File No. 33-53728).



ARTHUR ANDERSEN LLP


Chicago, Illinois
September 18, 1996